Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 9. Subsequent Events

On August 18, 2014, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Carlson Capital, L.P. (“Carlson”). Pursuant to the terms of the Purchase Agreement, on August 18, 2014, funds affiliated with Carlson (collectively, the “Stockholder”) acquired 55,908,000 newly issued shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for a purchase price of $1.37 per share or an aggregate purchase price of $76,593,960 (the “Initial Closing”).

The Purchase Agreement provides that the Company will conduct a rights offering (the “Rights Offering”) as promptly as reasonably practical after the closing of the Purchase Agreement. The Rights Offering will be substantially on the terms set forth in the registration statement on Form S-1 filed by the Company with the SEC on February 13, 2014, as the same has been (and as it may be) amended and supplemented (including each amendment and supplement thereto, the “Registration Statement”). The Stockholder will have the right to participate in the Rights Offering on the same terms as all other stockholders, including with respect to the subscription price. However, the Stockholder agreed that they would exercise only that number of rights they receive in the Rights Offering which represents the number of rights they would have received if the rights had been distributed on the day immediately preceding the Initial Closing.

Double Black Diamond, L.P., an affiliate of the Stockholder, has agreed to serve as the standby purchaser with respect to the Rights Offering and will generally have the right to purchase any unsubscribed shares, (other than shares the Stockholder has agreed not to purchase pursuant to the exercise of its rights as described above).

The Purchase Agreement further provides that, following the consummation of the Rights Offering, the Stockholder will purchase a number of newly issued additional shares of Common Stock such that (after taking into account the Initial Closing and the closing of the Rights Offering, including any shares of Common Stock purchased by the Stockholder and its affiliates in the rights offering, including as standby purchaser) the Stockholders and its affiliates will own (including the 1,000,000 shares of Common Stock underlying the Warrant held by the Standby Purchaser) an aggregate of 69% of the Company’s combined issued and outstanding Common Stock, unvested restricted stock, and Common Stock underlying such Warrant.

In connection with the transactions described above, the Company has agreed to reimburse the Stockholder for up to $900,000 in transaction expenses.

In connection with the Purchase Agreement, the Company and the Stockholder entered into a Stockholders’ Agreement, dated as of August 18, 2014 (the “Stockholders’ Agreement”) pursuant to which, among other things, the Company granted the Stockholder approval rights with respect to certain transactions including with respect to the incurrence of indebtedness over specified amounts, the sale of assets over specified amounts, declaration of dividends, loans, capital contributions to or investments in any third party over specified amounts, changes in the size of the board of directors or changes in the Company’s CEO. In addition, the Stockholder agreed that until the earlier of the fifth anniversary of the Initial Closing or the date it owns less than 40% of the outstanding shares of Common Stock it will not increase its voting percentage of Common Stock to greater than 76% or cause the Company to engage in any buybacks in excess of 3% of the then outstanding shares of Common Stock without offering to acquire all of the then-outstanding Common Stock at the same price and on the same terms and conditions. The Stockholder further agreed that, until the earlier of the fifth anniversary of the Initial Closing or the date it owns less than 40% of the outstanding shares of Common Stock, it will not sell shares of Common Stock to any purchaser that would result in such purchaser having a voting percentage of Common Stock in excess of 40% (and with neither the Stockholder and its affiliates nor any other holder of Common Stock and its affiliates holding a voting percentage in excess of 40%) unless the purchaser contemporaneously makes a binding offer to acquire all of the then-outstanding Common Stock of the Company, at the same price and on the same terms and conditions as the purchase of shares from the Stockholder. The Stockholder also agreed that, until the earlier of the eighth anniversary of the Initial Closing or the date it owns less than 40% of the outstanding shares of Common Stock, the Stockholder will not engage in a transaction as described in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, without offering to acquire all of the then-outstanding Common Stock at the same price and on the same terms and conditions. Additionally, until the earlier of the eighth anniversary of the Initial Closing or the date it owns less than 40% of the outstanding shares of Common Stock, the Stockholder agrees to maintain at least two directors who are not affiliates of the Stockholder or the Company (the “Non-Affiliated Directors”), and agrees that any related party transaction or deregistration of the Common Stock from SEC reporting requirements requires the approval of the Non-Affiliated Directors. The Stockholders’ Agreement also contains a right for the Stockholder to serve as the exclusive standby purchaser for any additional rights offerings prior to September 6, 2016, and a pre-emptive right to purchase its pro rata share of any additional offerings other than such rights offerings by the Company prior to such date.

The Stockholders Agreement also provides that, until the second anniversary of the Initial Closing, the Company will not seek, negotiate or consummate any sale of Common Stock (with certain customary exceptions), except through one or more rights offerings substantially on the same structural terms as the Rights Offering. In addition, the Stockholder agreed that until the earlier of the fifth anniversary of the Initial Closing or the date it owns less than 40% of the outstanding shares of Common Stock, it would provide support to the Company in various ways, including with respect to sourcing financing and other business opportunities.

Additionally, in connection with the transactions described above, William Clifford, Michael Margolis and John Nemelka resigned from the Company’s board of directors. Pursuant to the Company’s Bylaws, the board of directors appointed Chris Haga, Blair Baker and Ed Stead to fill the vacancies created. Mr. Stead was appointed as a Class II director for a term expiring in 2017 and Mr. Baker and Mr. Haga were appointed as Class III directors for a terms expiring in 2014.

The Company also entered into new employment agreements with J. Brett Pope, chief executive officer, and Winston Black, managing director. Under their respective new agreements, Messrs. Pope and Black will each receive a base salary of $240,000 beginning January 1, 2015, and will be entitled to a bonus based on the Company’s performance. In addition, each received an option grant for 1,000,000 shares with an exercise price of $1.37 per share. Fifty percent of the options vest over 4 years beginning December 31, 2015 and fifty percent vest if the 60 day average closing stock price exceeds $2.06.

In connection with the transactions described above, the Company amended its Second Amended and Restated Rights Agreement to designate the Stockholder and it affiliates as Exempt Persons (as defined in the Rights Agreement) unless they own more than 76% of the outstanding shares of Common Stock.

In connection with the transactions, the Voting Agreement by and among the Stockholder and the Company dated September 6, 2013 was terminated.

Cambia Royalty Purchase

On July 31, 2014, the Company purchased 25% of a royalty stream paid on the net sales of Cambia®, an NSAID pharmaceutical product indicated for the treatment of migraine. Cambia® is marketed in the United States by Depomed, Inc. and in Canada by Tribute. The initial purchase price totaled $4 million. Additional contingent consideration includes (i) $0.5 million to be paid by SWK to the royalty seller upon certain sales of Cambia® reaching certain net sales and (ii) annual payments to be remitted to the royalty seller once aggregate royalty payments received by the Company exceed certain thresholds. The purchased royalty stream does not include any further amounts once the aggregate royalty payments received by the Company reach a certain threshold as defined in the underlying agreement.

Response Genetics, Inc.

On July 30, 2014, the Company entered into a credit agreement pursuant to which the Company provided to Response Genetics, Inc. (“Response”) a term loan in the principal amount of $12,000,000. The loan matures on July 30, 2020. The Company provided $8,500,000 at closing. Response can draw down the remaining $3,500,000 of the credit facility at any time until December 31, 2015, if Response achieves certain revenue thresholds, and as long as it is in compliance with all covenants under the credit agreement.

Interest and principal under the loan will be paid by a tiered revenue interest that is charged on quarterly net sales and royalties of Response applied in the following priority first, to the payment of all accrued but unpaid interest until paid in full; second to the payment of all principal of the loans.

The loan shall accrue interest at the LIBOR rate, plus an applicable margin, subject to a 13.5% minimum. In addition, the Company earned an origination fee at closing, and the Company is entitled to an exit fee upon the maturity of the loan, both of which will be accreted to interest income over the term of the loan.

In connection with the loan, Response also issued the Company a warrant to purchase 681,090 common shares an exercise price of $0.936 per share, at any time prior to July 30, 2020 with an initial fair value of $378,747.

Note 13. Subsequent Events

Parnell Pharmaceuticals Holdings Pty Ltd

On January 23, 2014, the Company entered into a credit agreement pursuant to which the lenders party thereto provided to Parnell Pharmaceuticals Holdings Pty Ltd, a leading global veterinary pharmaceutical business (“Parnell”), a term loan in the principal amount of $25,000,000. The Company provided $10,000,000 and clients of the Company provided the remaining $15,000,000 of the loan. The Company serves as the Agent, Sole Lead Arranger and Sole Bookrunner under the credit agreement and earned a $375,000 arrangement fee at closing. The loan matures on January 23, 2021.

Parnell is obligated to make payments calculated on its quarterly net sales and royalties until such time as the lenders receive a 2.0x cash on cash return. The revenue based payment is subject to certain quarterly and annual caps. The total amount payable is subject to adjustment under certain events including qualified partial payments, a change of control or full prepayment of the loan. The revenue based payment is made quarterly. All amounts applied under the revenue based payment will be made to each lender according to its pro-rata share of the loan.

Pursuant to the terms of the credit agreement, the Borrowers granted the lenders a first priority security interest in substantially all of Parnell's assets. The credit agreement contains certain affirmative and negative covenants. Parnell’s U.S., U.K., Australian, New Zealand subsidiaries have guaranteed the obligations under the credit agreement. The obligations to repay the loan may be accelerated upon the occurrence of an event of default under the terms of the credit agreement

Tribute

Pursuant to the credit agreement between Tribute and the Company, the Company provided the remaining $2,000,000 available under the credit agreement to Tribute on February 4, 2014.

Rights Offering

On February 13, 2014, the Company filed a registration statement on Form S-1 in conjunction with a planned rights offering to raise $12,500,000 of gross proceeds. An affiliate of a major stockholder and the lender under the credit facility has agreed to serve as the standby purchaser of the rights offering. The terms of the rights offering have not yet been set by the Company's Board of Directors.